                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          April 5, 2005
                                                --------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

          Delaware                    001-13403                84-1032638
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(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)         Identification No.)

   4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri        64116
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           (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code        (816) 584-5000
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[ ]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

     On April 5, 2005,  the Company  issued a press release  entitled  "American
Italian Pasta Company to present at the Suntrust  Robinson  Humphrey 34th Annual
Institutional  Conference." A copy of the press release is furnished  under Item
9.01 of this Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

         (c) Exhibits

         99.1 Press release issued April 5, 2005.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                       AMERICAN ITALIAN PASTA COMPANY

Date:  April 5, 2005
                                         /s/ George D. Shadid
                                       -----------------------------------------
                                       George D. Shadid
                                       Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number                             Description
--------------          -----------------------------------------------------
    99.1                       Press release issued April 5, 2005